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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) April 19, 2002  (April 4, 2002)


                                  INTEGRA, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-13177                  13-3605119
(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                Number)              Identification No.)


      1060 First Avenue, King of Prussia, PA          19406
     (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code                610-992-7000



              Former Name or Former Address, if Changed Since Last Report


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        Pursuant to an Agreement dated as of April 4, 2002 (the "Closing Date"), Integra, Inc. (the "Company") sold 100% of the membership units of Global Benefits Solutions LLC ("GBS") to Stuart Piltch in exchange for Mr. Piltch's surrender to the Company of 1,000,000 shares of the Company's common stock and all of the issued and outstanding shares of the Company's Series SP Preferred Stock, as well as payment to the Company of the first $180,000 collected within the first three months after the Closing Date with regard to the accounts receivable of GBS and up to $50,000 in connection with the settlement of certain claims.

      The Company had acquired GBS on July 27, 2001 in exchange for the shares of the Company's common stock and Series SP Preferred Stock that Mr. Piltch surrendered in exchange for 100% of the membership units of GBS at the Closing Date. Mr. Piltch exercised his right to repurchase 100% of the membership units of GBS pursuant to the Unit Repurchase Agreement entered into by Mr. Piltch and the Company on July 27, 2001 in connection with the Company's acquisition of GBS. The Unit Repurchase Agreement was amended on April 4, 2002 in connection with the Company's sale of GBS. Mr. Piltch resigned as chief executive officer and as a director of the Company on March 13, 2002.

      GBS provides actuarial consulting services with respect to the design, funding and administration of compensation, benefit and retirement plans.

      The consideration received by the Company in the sale of GBS to Mr. Piltch was determined in accordance with the terms of the Unit Repurchase Agreement and based on negotiations between the parties subsequent to Mr. Piltch's resignation as chief executive officer and as a director of the Company. There is no other material relationship between the Company or any of its affiliates or any director or officer of the Company or any associate of any such director of officer and Mr. Piltch.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            None.

      (b)   Pro Forma Financial Information.

            Pro Forma Financial Information required in connection with Item 2 and this Item 7 will be filed by amendment on or before June 18, 2002.

      (c)   Exhibits

            2.1 Amendment to Unit Repurchase Agreement dated as of April 4, 2002 between the Company and Stuart Piltch.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTEGRA, INC.



                                    By:   /s/ Gregory R. Santore
                                          ---------------------------------
                                          Gregory R. Santore
                                          Chief Executive Officer

                                    Date:  April 18, 2002
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